                                                                    EXHIBIT 99.2

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder of
W.T. Byler Co., Inc.:

     We have audited the accompanying balance sheet of W.T. Byler Co., Inc. (a Texas corporation) as of December 31, 1998 and the related statements of income, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of W.T. Byler Co., Inc. as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Stamford, Connecticut
November 12, 1999

                              W.T. BYLER CO., INC.

                                 BALANCE SHEET
                               DECEMBER 31, 1998

                                 ASSETS
CURRENT ASSETS:
  Cash......................................................  $    66,528
  Receivables -- contracts..................................   11,621,635
  Receivables -- other......................................      163,054
  Costs and estimated earnings in excess of billings on
     uncompleted contracts..................................    3,190,593
  Inventory.................................................      452,373
  Deposits and prepaids.....................................       95,092
                                                              -----------
          Total current assets..............................   15,589,275
PROPERTY AND EQUIPMENT NET OF ACCUMULATED DEPRECIATION......   11,688,856
                                                              -----------
          Total assets......................................  $27,278,131
                                                              ===========

                  LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
  Line of credit............................................  $ 1,020,013
  Long-term debt -- current portion.........................    2,484,998
  Trade accounts payable....................................    5,722,465
  Accrued expenses and other liabilities....................      574,506
  Billings in excess of costs and estimated earnings on
     uncompleted contracts..................................    2,740,591
                                                              -----------
          Total current liabilities.........................   12,542,573
LONG-TERM DEBT..............................................    3,272,154
DEFERRED COMPENSATION.......................................    1,100,000
                                                              -----------
          Total liabilities.................................   16,914,727
                                                              -----------
STOCKHOLDER'S EQUITY:
  Common stock of $.10 par value; 100,000 shares authorized;
     8,280 shares issued and outstanding....................          828
  Additional paid-in capital................................       40,567
  Retained earnings.........................................   10,322,009
                                                              -----------
          Total stockholder's equity........................   10,363,404
                                                              -----------
          Total liabilities and stockholder's equity........  $27,278,131
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                              W.T. BYLER CO., INC.

                              STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

EARNED REVENUES.............................................  $56,174,829
COST OF EARNED REVENUES.....................................   51,090,955
                                                              -----------
          Gross profit......................................    5,083,874
GENERAL AND ADMINISTRATIVE EXPENSES.........................    2,400,295
                                                              -----------
          Operating income..................................    2,683,579
                                                              -----------
OTHER INCOME (EXPENSE):
  Interest expense..........................................     (418,582)
  Interest income...........................................        4,895
  Gain on sale of property and equipment....................      177,849
  Other income..............................................      107,964
                                                              -----------
          Total other income (expense)......................     (127,874)
                                                              -----------
          Net income........................................  $ 2,555,705
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                              W.T. BYLER CO., INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                             ADDITIONAL                     TOTAL
                                                    COMMON    PAID-IN      RETAINED     STOCKHOLDER'S
                                                    STOCK     CAPITAL      EARNINGS        EQUITY
                                                    ------   ----------   -----------   -------------
BALANCE, DECEMBER 31, 1997........................   $828     $40,567     $ 8,616,304    $ 8,657,699
  Net income......................................     --          --       2,555,705      2,555,705
  Distribution to stockholder.....................     --          --        (850,000)      (850,000)
                                                     ----     -------     -----------    -----------
BALANCE, DECEMBER 31, 1998........................   $828     $40,567     $10,322,009    $10,363,404
                                                     ====     =======     ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                              W.T. BYLER CO., INC.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $2,555,705
  Adjustments to reconcile net income to net cash provided
     by operating activities:
       Depreciation expense.................................   2,534,402
       Gain on sale of property and equipment...............    (177,849)
       Decrease (increase) in assets:
          Receivables.......................................    (991,595)
          Costs and estimated earnings in excess of billings
          on uncompleted contracts..........................    (682,055)
          Inventory.........................................    (452,373)
          Deposits and prepaids.............................     313,218
       Increase (decrease) in liabilities:
          Trade accounts payable............................    (753,516)
          Accrued expenses and other liabilities............     (43,572)
          Billings in excess of costs and estimated earnings
          on uncompleted contracts..........................   1,716,906
          Deferred compensation.............................     250,000
                                                              ----------
               Total adjustments............................   1,713,566
                                                              ----------
     NET CASH PROVIDED BY OPERATING ACTIVITIES..............   4,269,271
                                                              ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment.......................  (1,734,463)
  Proceeds from sale of property and equipment..............     506,388
                                                              ----------
     NET CASH USED IN INVESTING ACTIVITIES..................  (1,228,075)
                                                              ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of long-term debt..............................  (2,151,811)
  Distribution to stockholder...............................    (850,000)
                                                              ----------
     NET CASH USED IN FINANCING ACTIVITIES..................  (3,001,811)
                                                              ----------
NET INCREASE IN CASH........................................      39,385
CASH AT BEGINNING OF YEAR...................................      27,143
                                                              ----------
CASH AT END OF YEAR.........................................  $   66,528
                                                              ==========
SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest....................  $  418,582
  Cash paid during the year for state income taxes..........      20,806
NON-CASH OPERATING, INVESTING AND FINANCIAL ACTIVITIES:
  Purchase of property and equipment with long-term debt....  $2,783,053
  Prepaid insurance premiums financed with debt.............     331,938

    The accompanying notes are an integral part of the financial statements.

                              W.T. BYLER CO., INC.

                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND NATURE OF BUSINESS

     W.T. Byler Co., Inc., (the "Company"), operates as a general contractor performing work in the construction and repair of railroad tracks, grading, bridge construction, paving, structural concrete work and light rail construction projects throughout the continental United States. For the year ended December 31, 1998, two customers accounted for 36.5% of the Company's revenue.

2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

     Management used estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

REVENUE AND COST RECOGNITION

     The Company recognizes revenues from fixed-fee contracts using the percentage-of-completion method, measured by the percentage of cost incurred to date to management's estimate of total cost for each contract. This method is used because management considers total cost to be the best available measure of progress on the contracts. Because of uncertainties in estimating costs, it is at least reasonably possible that the estimates used could change within the near term.

     Contract costs include all direct labor and benefits, materials, subcontract costs, other direct costs and allocations of indirect costs of construction. Indirect costs of construction are allocated based on direct labor dollars or equipment usage.

     As long-term contracts extend over one or more years, revisions in estimates of costs and earnings during the course of the work are reflected in the accounting period in which the facts which require the revisions become known. At the time a significant loss on a contract becomes known, the entire amount of the estimated ultimate loss is recognized in the financial statements.

     The asset "Costs and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts billed. The liability "Billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenues recognized.

OPERATING CYCLE

     In accordance with industry practice, the Company classifies as current all assets and liabilities related to the performance of long-term contracts. The contracting cycle for certain long-term contracts may extend beyond one year and, accordingly, collection or payment of amounts related to these contracts may extend beyond one year.

INVENTORY

     Inventory is stated at the lower of cost or market. Inventory consists of rail used for construction projects.

PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and is depreciated using the straight-line method over the estimated useful life of the related asset. Significant renewals and betterments are capitalized and depreciated over the asset's remaining useful life. The cost of routine maintenance and minor repairs are charged to

                              W.T. BYLER CO., INC.

earnings as incurred. As assets are retired or otherwise disposed of, the cost and accumulated depreciation are eliminated from the accounts and any gain or loss is reflected in income.

     The ranges of estimated useful lives used in computing depreciation for financial statement purposes are as follows:

Buildings and parking lot...................................   8-25 years
Automobiles and trucks......................................    3-5 years
Construction equipment......................................    3-7 years
Furniture and fixtures......................................    5-8 years

     The components of property and equipment are:

Land........................................................  $   242,857
Buildings and parking lot...................................      191,859
Construction equipment......................................   17,926,028
Automobiles and trucks......................................    2,677,542
Furniture and fixtures......................................      117,651
Less: accumulated depreciation..............................   (9,467,081)
                                                              -----------
          Net property and equipment........................  $11,688,856
                                                              ===========

INCOME TAXES

     The Company has elected for tax purposes to be taxed under provisions of Subchapter S of the Internal Revenue Code. The election allows the stockholder to include the Company's net earnings in his own income for tax purposes. Accordingly, the Company generally is not liable for federal income taxes. The Company may be liable for federal income taxes related to accumulated earnings and profits, built-in capital gains and recapture of investment tax credits. Where allowed by state taxing authorities, the Company is also taxed as an "S" Corporation and is not subject to tax. Any income taxes for states which do not recognize "S" Corporation status would be included in the income tax provision. There is no provision for income taxes required at December 31, 1998.

3. ACCOUNTS RECEIVABLE

     Accounts receivable consists of the following:

Accounts receivable.........................................  $ 9,522,335
Retainages..................................................    2,099,300
                                                              -----------
                                                              $11,621,635
                                                              ===========

Contract retainages have been billed but are not due until contract completion pursuant to contract provisions.

4. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

     Information with respect to contracts in progress follows:

Costs incurred on uncompleted contracts.....................  $49,361,089
Estimated earnings..........................................    6,331,087
                                                              -----------
                                                               55,692,176
Less billings...............................................   55,242,174
                                                              -----------
                                                              $   450,002
                                                              ===========

                              W.T. BYLER CO., INC.

     Contracts in progress are included in the accompanying balance sheet under the following captions:

Costs and estimated earnings in excess of billings on
uncompleted contracts.......................................  $3,190,593
Billings in excess of costs and estimated earnings on
  uncompleted contracts.....................................   2,740,591
                                                              ----------
                                                              $  450,002
                                                              ==========

5. LINE OF CREDIT

     The Company maintains a line-of-credit in the amount of $1,650,000, which bears interest at 7% and matures December 1999. The line is secured by accounts receivable and a personal guaranty of the stockholder. The line-of-credit agreement contains various affirmative covenants relative to working capital, current ratios and debt to equity ratios.

6. LONG-TERM DEBT

     Long-term debt consists of the following:

Notes payable to Case Credit, maturing from May 1999 to
January 2000 payable in monthly installments, secured by
equipment...................................................  $   260,659
Note payable to Cananwill, Inc., Premium Finance maturing
  March 1999, payable in monthly installments with interest
  at 7.39%, secured by unearned insurance premiums..........       62,032
Notes payable to Safeco, maturing from January 2002 to March
  2002, payable in monthly installments including interest
  from 7.5% to 7.85%, secured by equipment..................    4,019,426
Notes payable to Cat Financial, maturing May 1999 to
  December 2002, payable in monthly installments with
  interest at .35% to 8.75%, secured by equipment...........    1,149,859
Note payable to Newcourt equipment, maturing November 2000,
  payable in monthly installments with interest at 7.5%,
  secured by equipment......................................      146,337
Note payable to KDC Financial, maturing June 2000, payable
  in monthly installments with interest at 6.5%, secured by
  equipment.................................................      118,839
                                                              -----------
                                                                5,757,152
Less -- current portion.....................................    2,484,998
                                                              -----------
          Total.............................................  $ 3,272,154
                                                              ===========

Aggregate principal payments on long-term debt are as follows:

1999........................................................  $2,484,998
2000........................................................   1,687,869
2001........................................................   1,365,919
2002........................................................     218,366
                                                              ----------
          Total.............................................  $5,757,152
                                                              ==========

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following estimated fair values of financial instruments is made in accordance with the requirements of SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies.

                              W.T. BYLER CO., INC.

CASH, ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

     The carrying amount of these items are a reasonable estimate of their fair value due to their short-term nature.

LONG-TERM DEBT

     The carrying amount of the line of credit facility approximates fair value as the interest rates are comparable to market value. The carrying value of other loans relating to equipment approximates fair value as the interest rates are comparable to market rates.

8. PROFIT SHARING PLAN

     The Company has a 401(k) plan that covers all eligible employees. The plan is a salary deferral plan covering all full-time employees who are at least 21 years of age with one year of service. Employees may contribute from 1% up to 15% of their pretax annual compensation, as defined in the plan. Company contributions to the profit sharing plan are at the discretion of the Board of Directors. During 1998, total contributions to the plan charged to operations were $30,770.

9. DEFERRED COMPENSATION PLAN

     The Company has a deferred compensation arrangement with a key management employee (the "Deferred Compensation Agreement") which was executed on May 3, 1994. The Deferred Compensation Agreement provides for up to $2.6 million of additional compensation, which vested on a straight line basis over a 10 1/2 year period of employment. Premature vesting occurs upon the sale of greater than fifty-one percent of the Company's assets or more than a forty-nine percent change in ownership. As a result of the Company's acquisition (see below), premature vesting occurred in 1999.

10. SUBSEQUENT EVENT

     On October 22, 1999, the shareholder of the Company sold his stock of the Company to RailWorks Corporation for cash and other consideration.